Fees Summary	Jun. 15, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 74,976,639.00
Previously Paid Amount	0.00
Total Fee Amount	10,354.28
Total Offset Amount	7,891.99
Net Fee	$ 2,462.29